EXHIBIT 32.01

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section
1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Intuit Inc. (the “Company”) on Form 10-K for the year ended July 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Brad D. Smith, Chairman and Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRAD D. SMITH
Brad D. Smith
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	September 1, 2016

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.